

NuCO2

"New Ideas" Small-Cap Investor Conference
August 15, 2006


NuCO2
1.800.472.2855

Forward Looking Statements

Any forward looking statements contained in this presentation are based on current expectations that may differ significantly from actual results due to risks and uncertainties in our operations and business environment. These statements include expectations of future product demand, market conditions, operational efficiencies and general economic conditions. Among the factors that could cause actual results to differ materially include, but are not limited to, those relating to revenue growth of the Company, achieving market leadership, future market strength, the pursuit of acquisitions, marketplace demand and customer acceptance of new products/services, future product/service introductions and future operational efficiencies. Any such forward-looking statements are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995.

Key Investment Highlights

- Established market leader in the bulk CO_2 fountain beverage market
- Highly visible non-cyclical revenue growth
- Significant organic growth opportunity
- Consolidation opportunities in highly fragmented market
- Scalable network with substantial operating leverage
- Proven management team with significant expertise

NuCO2

Illustration of $NuCO_2$'s Bulk CO_2 Restaurant Supply System



$NuCO_2$ owned bulk CO_2 tank & system
$NuCO_2$ employee
$NuCO_2$ delivery truck

$NuCO_2$ meets all customer requirements for bulk CO_2 systems, delivery and service

Bulk CO_2 Is A Compelling Alternative For Fountain Beverage Users

Fountain beverages are extremely profitable


Illustrative fountain beverage economics for a quick-service restaurant (QSR)
$1.29
$0.17
$0.05
$0.01
< $0.01
$1.05
Price
Syrup
Cup/lid
Ice/electric
CO2
Gross profit

Source: NuCO2 Management

Bulk CO_2 value proposition

- **Quality and consumer satisfaction**
  - Nationwide beverage-grade purity
  - Traceability of product
- **Convenience and reliability**
  - Deliveries scheduled automatically
  - Enhances reliability by minimizing service interruptions
- **Savings**
  - Eliminate lost revenues from lack of carbonation
  - Eliminate syrup waste from change-outs
  - Create labor savings
- **Safety**
  - Low pressure storage
  - No cylinder handling injuries or property damage

CO_2 is a fraction of the price of a fountain beverage, but the critical component of carbonation

NuCO2

$NuCO_2$ National Distribution And Logistics Network

National network of 125 local service locations


Depot locations
States served

Commentary

- Nationwide distribution network
  - Existing infrastructure covers virtually all fountain beverage users in the US
- Centralized demand forecasting and routing
- 24/7 in-house customer service call center
- Fleet of over 330 delivery and technical service vehicles
- Field operations staff of 500 drivers and technicians
- We deliver a standard, uniformly excellent offering with the advantages of local presence

$NuCO_2$ is the only bulk CO_2 system provider with nationwide service and logistics capabilities

$NuCO_2$ Has A Seasoned And Proven Management Team

Senior management overview

Name/title	Biography
Mike DeDomenico *Chairman and Chief Executive Officer*	■ President and CEO of Praxair Distribution from 1998 to 2000 ■ President and CEO of Praxair Europe from 1993 to 1998 ■ President and CEO of Praxair Canada from 1992 to 1993
Scott Wade *Chief Operating Officer and Executive Vice President*	■ Vice President of Operations, Quality and Regulatory affairs at MedSource Technologies, Inc. from 2000 to 2002 ■ Vice President of Operations for Medtronic AVE from 1998 to 2000 ■ Director of USA/Asian operations for a division of BOC from 1994 to 1998
Robert R. Galvin *Chief Financial Officer and Executive Vice President*	■ SVP and CFO of Independent Propane Company from 1998 to 2002 ■ Controller and Director of Finance at TA Instruments, Inc. from 1993 to 1998 ■ CPA with KPMG for 10 years, with 2 years in KPMG's executive office
Jack Wilson *Chief Customer Officer and Executive Vice President*	■ Vice-President of The Zyman Group 2004 - 2005 ■ Senior Vice President of Coca-Cola Fountain 1995-2003 ■ A series of increasingly large sales and marketing roles at The Coca-Cola Company spanning 26 years
Randy Gold *Senior Vice President of Sales*	■ 28 years of experience in sales and sales management in the fountain soft drink industry ■ Sales manager with Coke fountain beverage prior to joining $NuCO_2$
Eric Wechsler *General Counsel & Secretary*	■ Olshan Grundman Frome Rosenzweig & Wolosky LLP from 1990 to 1998

Senior management team has driven record growth and profitability

Building A Sustained Run-Rate Of Revenue And Profit Through Superior Execution

- Nationwide field sales force is being upgraded and expanded
- Strengthening distribution and customer service performance using enhanced scheduling and routing technology
- Management execution and functional expertise are regularly reviewed and upgraded using weekly Key Performance Indicators (KPI's)
- Human Resource processes are focused on achieving and maintaining a connected and high performing team of associates nationwide
- Information Technology and Business Continuity safeguards have been upgraded including operation of a new data center
- Growth – Service - Productivity and Profitability are the key measures of our Operating Strategy

EBITDA Performance Trend (in millions)


$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
39.0%
37.0%
35.0%
33.0%
31.0%
29.0%
27.0%
25.0%
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
EBITDA
EBITDA Margin

*EBITDA performance excludes stock option compensation expense

NuCO2

Sales And Marketing Opportunities

Fountain beverage market overview



$NuCO_2$
112,000
~ 60% market share
Cylinder
460,000
Competitive Bulk
78,000

Total number of establishments serving fountain beverages = 650,000

Source: National Restaurant Association and $NuCO_2$ Management estimates

Market opportunity

- $NuCO_2$ supplies bulk CO_2 to over 112,000 establishments nationwide
  - Approximately 60% of current users
- Approximately 70% of the fountain beverage market currently unpenetrated
  - 190,000 current users out of 650,000 potential bulk CO_2 users in the US
  - Significant organic growth potential from conversions
- $NuCO_2$ drives cylinder conversion through superior marketing, sales and service
- Approximately 10,000 new bulk users expected per year from organic food service industry growth

Market leader with significant organic growth opportunities

Diverse Customer Base

Customers by industry


Theatres/ Concessions
Schools, Hotels & Other
Theme Parks & Other Entertainment Venues
Convenience Stores/ Food Markets
Restaurants & Casual Dining
79%
10%
4%
4%
3%

Total customer locations = 112,000

Largest customer < 4% of sales

Source: $NuCO_2$ Management

Diverse customer base enhances stability of revenues

Blue-Chip Customer Relationships

Top 10 customers

Other customers

Our customers include the largest restaurant and convenience store chains

We Enjoy Continued Progress In Signing Major Chain Agreements

- At the end of FY06 we had master service agreements with 84 foodservice concepts
- These include 6 of the top 10 foodservice chain concepts
- These include 43 of the top 100 foodservice chain concepts
- In FY05 we added 15 new concepts:

Outback Steakhouse	Carrabbas	Roy's	Bonefish Grill
Cheeseburger in Paradise	Fleming's	Paul Lees Chinese	Lee Roy Selmon
Waffle House	Chartwell	Eurest	Chili's
Macaroni Grill	On the Border	Maggiano's	

- In FY06 we added 17 new concepts:

Ruby Tuesday	Bennigan's	Ponderosa	Steak & Ale
Bonanza	Costco	Dairy Queen	Friendly's
Hooter's	Papa Gino's	Mr. Gatti's	Gattiland
D'Angelo Sandwich Shops	Gattitown	Einstein Bagels	Noah's NY Bagels
Ted's Montana Grill			

- Overall these chain agreements support and facilitate organic growth:

Concepts	Total Locations	Company Stores	Franchisees	$NuCO_2$ Customers	Remaining $NuCO_2$ Opportunity
84	95,457	37,256	58,201	51,631	43,826

Marketing And Sales Programs Are Building A Long-Term Future Growth Pipeline

- $NuCO_2$ is setting the market requirements and driving the adoption curve via product purity standards and superior service
- Our focused and dedicated nationwide service network is recognized as a distinctive advantage by the foodservice industry
- Chain penetration increasing via multi-location regional and nationwide agreements
- We are expanding and increasing the effectiveness of our field sales force
- Our Marketing Programs are expanding our presence in the foodservice industry nationwide
- Customer value proposition and the messaging to support it is reaching and resonating with more customers
- Conversion of our product and service set from a commodity to a value adding food ingredient is hard work but it is happening

Disciplined Acquisition Strategy

- Growth through acquisition by selectively targeting bulk CO_2 customer accounts
- Focus on increasing density along existing routes through purchase of competitively served locations
- Market remains highly fragmented with multiple acquisition opportunities
- Execute a disciplined acquisition strategy:
  - Maintain a high level of service to new and existing accounts
  - Expand customer base and strengthen market positions
  - Pursue acquisitions immediately accretive to earnings

$NuCO_2$ will supplement organic growth with select accretive acquisitions

NuCO2

Compelling Financial Model

- Recurring revenues: 90% of customers under multi-year contracts with high renewal rates
- Customer contracts contain price escalators to mitigate increases in raw material prices and inflation
- Increasing density with high variable margin
- Stability of cash flows create balance sheet flexibility
- Disciplined approach to growth to maintain high service level and grow ROIC



NuCO$_2$


NuCO2
1.800.472.2855
NuCO2